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                                                                    EXHIBIT 99.2
                                                                    ------------
                                    FORM OF
                         NOTICE OF GUARANTEED DELIVERY

                                 for Tender of

                           7 7/8% Senior Notes due 2009
                                      and
                       8 1/2% Senior Debentures due 2029

                                      OF

                           LIBERTY MEDIA CORPORATION

      THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
         NEW YORK CITY TIME, ON               , 1999 (THE "EXPIRATION
              DATE") UNLESS EXTENDED BY LIBERTY MEDIA CORPORATION

     Registered holders of outstanding 7 7/8% Senior Notes due 2009 (the "Outstanding Notes") who wish to tender their Outstanding Notes in exchange for a like principal amount of new 7 7/8% Senior Notes due 2009 (the "Exchange Notes") and registered holders of outstanding 8 1/2% Senior Debentures due 2029 (the "Outstanding Debentures" and, together with the Outstanding Notes, the "Outstanding Securities") who wish to tender their Outstanding Debentures in exchange for a like principal amount of new 8 1/2% Senior Debentures due 2029 (the "Exchange Debentures" and, together with the Exchange Notes, the "Exchange Securities") may use this Notice of Guaranteed Delivery or one substantially equivalent hereto to tender Outstanding Securities pursuant to the Exchange Offer (as defined below) if: (1) their Outstanding Securities are not immediately available or (2) they cannot deliver their Outstanding Securities (or a confirmation of book-entry transfer of Outstanding Securities into the account of the Exchange Agent at The Depository Trust Company), the Letter of Transmittal or any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date or (3) they cannot complete the procedure for book-entry transfer on a timely basis.

     This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or mail to the Exchange Agent. See "The Exchange Offer-- Procedures for Tendering" in the prospectus dated ___________, 1999 (the "Prospectus"), which together with the related Letter of Transmittal constitutes the "Exchange Offer" of Liberty Media Corporation.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                             THE BANK OF NEW YORK

BY REGISTERED OR CERTIFIED MAIL:             BY HAND OR OVERNIGHT DELIVERY:

The Bank of New York                         The Bank of New York
101 Barclay Street, Floor 7E                 101 Barclay Street, Floor 7E
New York, New York 10286                     Corporate Trust Services Window
Attn:  Gertrude Jeanpierre                   New York, New York 10286
       Reorganization Section                Attn:  Gertrude Jeanpierre
                                                    Reorganization Section
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                          BY FACSIMILE TRANSMISSION:
                       (for eligible institutions only)

                      The Bank of New York
                      Facsimile No. (212) 815-6339
                      Attn:  Gertrude Jeanpierre
                             Reorganization Section
                      Confirm by Telephone: (212) 815-5920

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of Outstanding Securities indicated below pursuant to the guaranteed delivery procedures set forth in the Prospectus and the Letter of Transmittal, upon the terms and subject to the conditions contained in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged.

                DESCRIPTION OF OUTSTANDING SECURITIES TENDERED


                               OUTSTANDING NOTES

                          NAME AND ADDRESS OF
                        REGISTERED HOLDER AS IT
                            APPEARS ON THE             CERTIFICATE NUMBER(S) OF
                          PRINCIPAL AMOUNT OF       OUTSTANDING NOTES TENDERED (OR
NAME OF TENDERING          OUTSTANDING NOTES         ACCOUNT NUMBER AT BOOK-ENTRY       OUTSTANDING NOTES
    HOLDER                  (PLEASE PRINT)                    FACILITY)                     TENDERED*


                                    SIGN HERE

___________________
*     Must be in denominations of $1,000 and any integral multiple thereof.

NAME OF REGISTERED OR ACTING HOLDER:___________________________________________

SIGNATURE(S):__________________________________________________________________

NAME(S) (PLEASE PRINT):________________________________________________________

ADDRESS:_______________________________________________________________________
_______________________________________________________________________________

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TELEPHONE NUMBER:______________________________________________________________

DATE:__________________________________________________________________________

IF OUTSTANDING NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING INFORMATION:

          DTC ACCOUNT NUMBER:__________________________________________________
          DATE:________________________________________________________________


                            OUTSTANDING DEBENTURES

                                NAME AND ADDRESS OF
                              REGISTERED HOLDER AS IT            CERTIFICATE NUMBER(S)
                        APPEARS ON THE PRINCIPAL AMOUNT OF     OF OUTSTANDING DEBENTURES
NAME OF TENDERING             OUTSTANDING DEBENTURES         TENDERED (OR ACCOUNT NUMBER AT   OUTSTANDING DEBENTURES
    HOLDER                         (PLEASE PRINT)                 BOOK-ENTRY FACILITY)               TENDERED*


                                    SIGN HERE

___________________
*     Must be in denominations of $1,000 and any integral multiple thereof.

NAME OF REGISTERED OR ACTING HOLDER:___________________________________________

SIGNATURE(S):__________________________________________________________________

NAME(S) (PLEASE PRINT):________________________________________________________

ADDRESS:_______________________________________________________________________

TELEPHONE NUMBER:______________________________________________________________

DATE:__________________________________________________________________________

IF OUTSTANDING DEBENTURES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING INFORMATION:

          DTC ACCOUNT NUMBER:__________________________________________________
          DATE:________________________________________________________________


                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

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          The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Outstanding Securities being tendered hereby (or a confirmation of book-entry transfer of such Outstanding Securities into the Exchange Agent's account at The Depository Trust Company), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three (3) New York Stock Exchange trading days after the Expiration Date.

Name of Firm:_________               Authorized Signature:______________
Address:________________                                  Title:
________________________                                  Name:
Zip Code:____________                                     (Please type or print)
Area Code and Telephone No.:_______

Date:___________________

          NOTE: DO NOT SEND OUTSTANDING SECURITIES WITH THIS NOTICE OF GUARANTEED DELIVERY. OUTSTANDING SECURITIES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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